UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04787

Franklin New York Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter September 30, 2017

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

The 12 months ended September 30, 2017, benefited from mostly upbeat economic data, improved US corporate earnings and generally supportive monetary policies. The US job market continued to improve as the unemployment rate declined.

The US Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the reporting period: in December, March and June. The target range of the federal funds rate currently stands at 1.00%–1.25%. Despite low inflation, the Fed made its June decision amid signs of a strengthening labor market and moderately rising economic activity. It has since maintained its monetary policy stance. The Fed, at its September meeting, stated that although the labor market has continued to strengthen and economic activity has been rising moderately, inflation has remained low.

Additionally, the Fed believes that the recent hurricanes are unlikely to materially alter the national economy.

The 10-year US Treasury yield began the 12-month period at 1.60% and rose to 2.33% at period-end. Fixed income markets, as measured by the Bloomberg Barclays US Aggregate Bond Index, posted a +0.07% total return for the 12 months ended September 30, 2017.1 Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +0.87% total return for the 12-month period.1

Franklin New York Intermediate-Term Tax-Free Income Fund’s annual report includes more detail about municipal bond market conditions and discussions from the portfolio managers. On our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured |	May Lose Value |	No Bank Guarantee

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Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin New York Intermediate-Term Tax-Free Income Fund

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of September 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin New York Intermediate-Term Tax-Free Income Fund

This annual report for Franklin New York Intermediate-Term Tax-Free Income Fund covers the fiscal year ended September 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with prudent investment management and preservation of shareholders’ capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York State personal income taxes.1 As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years, and only buys securities rated, at the time of purchase, in one of the top four ratings categories by one or more US nationally recognized rating services (or comparable unrated or short-term rated securities).

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.94 on September 30, 2016, to $11.63 on September 30, 2017. The Fund’s Class A shares paid dividends totaling 29.63 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.53% based on an annualization of September’s 2.51 cent per share dividend and the maximum offering price of $11.90 on September 30, 2017. An investor in the 2017 maximum combined effective federal and New York State and City personal income tax bracket of 51.07% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.17% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Credit Quality Composition*

9/30/17

Ratings	% of Total Investments
AAA	17.48%
AA	61.25%
A	13.44%
Refunded	7.83%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The municipal bond market outperformed the US Treasury market, but underperformed US stock markets during the 12-month period ended September 30, 2017. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +0.87% total return for the period, while US Treasuries, as measured by the Bloomberg Barclays US Treasury Index, had a -1.67% total return.3 US equities, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and US Treasuries with a +18.61% total return for the reporting period.3

1. For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period.

Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Municipal issuance in 2017 was $286 billion through September.4 This represents a 17% decline from the first nine months of 2016, during which time $343 billion in primary market supply was sold.4 Barclays noted that after accounting for redemptions (bonds that matured or were called out of the market), net supply stands at $7 billion thus far in 2017.5 According to Lipper’s US fund flows data, municipal bond funds continued to report inflows. Net inflows totaled approximately $1.4 billion in September, bringing year-to-date flows to $13.1 billion.6 The data indicated that inflows can be primarily attributed to money going into long-term and national municipal bond funds. Strong demand, combined with diminished bond supply, continued to be a factor in the municipal asset class.

The US bond market experienced a short bout of volatility in the last two months of 2016 following the US presidential elections. Donald Trump’s US presidential victory in November pushed US equities to all-time highs on the promise of lower taxes, deregulation and significant infrastructure spending. These same factors stoked fears among bond investors of inflation and higher interest rates. As a result, both the municipal bond market and US Treasury market sold off sharply immediately following the election. Fixed income markets quickly stabilized, however, and generated positive returns from December through the end of the reporting period.

From January through August, both municipals and Treasuries performed well before experiencing a slight sell-off in September. A variety of factors continued to cause strong demand for fixed income for much of the period. Investor skepticism about the strength of the US economy, consistent low readings on the inflation front, a lack of persistent wage growth, concerns over North Korea’s nuclear ambitions and questions about the Trump administration’s ability to pass fiscal legislation were all contributing factors to the strong calendar year-to-date performance.

The Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the reporting period: once in December, March and June. The central bank made no change to its short-term interest rate policy at its September meeting, and the target range stood at 1.00%–1.25% at period-end. The Fed also increased the discount rate by 0.25% to 1.75% in June, with no change in September. In its most recent Federal Open Market Committee statement released on September 20, 2017, the Fed indicated that the labor market has continued to strengthen and that economic activity has been rising moderately so far during the year. The Committee also stated that on a 12-month basis, overall inflation excluding food and energy prices has declined. The Committee mentioned that it would begin implementing its balance sheet normalization program in October.

Dividend Distributions*

10/1/16–9/30/17

	Dividend per Share (cents)
Month	Class A	Class C	Class R6**	Advisor Class
October	2.38	1.82	—	2.48
November	2.38	1.82	—	2.48
December	2.38	1.83	—	2.47
January	2.46	1.91	—	2.55
February	2.46	1.91	—	2.55
March	2.51	1.98	—	2.60
April	2.51	1.98	—	2.60
May	2.51	1.98	—	2.60
June	2.51	1.97	—	2.60
July	2.51	1.97	—	2.60
August	2.51	1.97	2.55	2.60
September	2.51	1.97	2.64	2.60
Total	29.63	23.11	5.19	30.73

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

State Update

Over the 12 months under review, New York’s robust and well-diversified economy continued to progress amid an improved housing market and favorable labor market conditions. Consumer confidence in the economy and low mortgage rates helped the state’s real estate market reach

4.Source: The Bond Buyer, Thomson Reuters.

5.Source: Barclays Municipal Credit Research.

6.Source: Lipper US Fund Flows.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

record sales levels during the period. Additionally, New York boasts a significant presence of corporate headquarters and attracts a highly educated and global workforce, which supported job growth during the period. New York’s unemployment rate began and ended the period at 4.9%, which was higher than the national average of 4.2%.7

The combination of budget reforms and spending restraint has measurably improved New York’s financial position. Deficits in New York’s general fund, which receives the majority of state taxes and income, were eliminated and turned into operation surpluses used to bolster reserves. The state’s fiscal-year 2017 budget proposal limited overall expenditures growth and emphasized structural balance through controlled spending. The proposed budget included investments in health care and Medicaid reform, education and environmental initiatives. Additionally, school aid continued to represent the largest state-supported program. The state has received substantial financial settlements from banks and insurers and has used these funds to support economic development and bolster infrastructure. The remaining windfall from monetary settlements with financial institutions has been set aside primarily for one-time investments and reserves.

New York’s net tax-supported debt was moderately high at 5.3% of personal income and $3,070 per capita, compared with the 2.5% and $1,006 national medians, respectively.8 During the period under review, independent credit rating agency Moody’s Investors Service affirmed its rating of New York’s general obligation debt of Aa1 with a stable outlook.9 Moody’s rating reflected its view of the state’s adequate liquidity, well-funded pension system, growth of formal and informal reserves, and continued control of spending growth. According to Moody’s, these strengths are counterbalanced by revenue volatility stemming from New York’s dependence on the financial services sector and restricted usage of rainy day reserves. Nevertheless, the credit rating agency expects New York to build on its improvements in fiscal management and close its budget gaps.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable

Portfolio Composition

9/30/17

% of Total Investments*
Transportation	21.0%
General Obligation	17.3%
Subject to Government Appropriations	15.5%
Tax-Supported	12.7%
Refunded**	9.6%
Utilities	7.9%
Higher Education	6.3%
Hospital & Health Care	5.0%
Other Revenue	4.3%
Housing	0.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we typically look to construct a portfolio that maintains a dollar-weighted average maturity of three to 10 years. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders. The Fund did not own any securities issued by US territories, such as Puerto Rico, during the period under review.

Thank you for your continued participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

7. Source: Bureau of Labor Statistics.

8. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

9. This does not indicate Moody’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of September 30, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
A
1-Year	-0.08%	-2.29%
5-Year	+11.12%	+1.66%
10-Year	+45.50%	+3.58%
Advisor[3]
1-Year	+0.02%	+0.02%
5-Year	+11.63%	+2.22%
10-Year	+47.04%	+3.93%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.53%	5.17%	0.90%	1.84%
Advisor	2.68%	5.48%	1.01%	2.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/1/07–9/30/17)

Advisor Class (10/1/07–9/30/17)3

See page 10 for Performance Summary footnotes.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	9/30/17	8/1/17	9/30/16	Change
A (FKNIX)	$11.63	N/A	$11.94	-$0.31
C (FKNCX)	$11.67	N/A	$11.98	-$0.31
R6 (FKNRX)	$11.66	$11.69	N/A	-$0.03
Advisor (FNYZX)	$11.66	N/A	$11.97	-$0.31

Distributions (10/1/16–9/30/17)

Share Class	Net Investment Income
A	$0.2963
C	$0.2311
R6 (8/1/17–9/30/17)	$0.0519
Advisor	$0.3073

Total Annual Operating Expenses9

Share Class
A	0.65%
Advisor	0.55%

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 12/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +47.83% and +4.53%.

4. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Advisor Class) per share on 9/30/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and New York State and City personal income tax rate of 51.07%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Bloomberg Barclays Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See franklintempletondatasources.com for additional data provider information.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
					Expenses
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value[1]	Value 9/30/17	Period[2,3]	Value 9/30/17	4/1/17–9/30/17[3]	Ratio

A	$1,000	$1,022.70	$3.30	$1,021.81	$3.29	0.65%
C	$1,000	$1,020.70	$6.08	$1,019.05	$6.07	1.20%
R6	$1,000	$1,001.90	$0.84	$1,022.51	$2.59	0.51%
Advisor	$1,000	$1,023.10	$2.79	$1,022.31	$2.79	0.55%

1. For Classes A, C and Advisor, 4/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 4/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 4/1/17–9/30/17. For Class R6, 8/1/17–9/30/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above––in the far right column––multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period. The multiplier is 60/365 for Actual Class R6 expenses to reflect the number of days since inception.

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FRANKLIN NEW YORK TAX-FREE TRUST

Financial Highlights

Franklin New York Intermediate-Term Tax-Free Income Fund

	Year Ended September 30,
	2017	2016	2015	2014	2013

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.94	$11.75	$11.74	$11.41	$11.96

Income from investment operations[a]:

Net investment income[b]	0.30	0.30	0.32	0.33	0.33

Net realized and unrealized gains (losses)	(0.31)	0.19	0.01	0.33	(0.56)

Total from investment operations	(0.01)	0.49	0.33	0.66	(0.23)

Less distributions from net investment income	(0.30)	(0.30)	(0.32)	(0.33)	(0.32)

Net asset value, end of year	$11.63	$11.94	$11.75	$11.74	$11.41

Total return[c]	(0.08)%	4.24%	2.81%	5.88%	(1.99)%

Ratios to average net assets
Expenses	0.65%	0.65%	0.65%	0.66%	0.65%
Net investment income	2.56%	2.54%	2.71%	2.87%	2.77%

Supplemental data
Net assets, end of year (000’s)	$497,363	$574,905	$535,083	$522,201	$599,752
Portfolio turnover rate	9.30%	3.30%	6.32%	8.88%	9.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended September 30,
	2017	2016	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.98	$11.79	$11.78	$11.44	$11.99

Income from investment operations[a]:

Net investment income[b]	0.23	0.24	0.25	0.27	0.26

Net realized and unrealized gains (losses)	(0.31)	0.19	0.01	0.34	(0.56)

Total from investment operations	(0.08)	0.43	0.26	0.61	(0.30)

Less distributions from net investment income	(0.23)	(0.24)	(0.25)	(0.27)	(0.25)

Net asset value, end of year	$11.67	$11.98	$11.79	$11.78	$11.44

Total return[c]	(0.55)%	3.57%	2.22%	5.40%	(2.54)%

Ratios to average net assets

Expenses	1.20%	1.20%	1.20%	1.20%	1.20%

Net investment income	2.01%	1.99%	2.16%	2.32%	2.22%

Supplemental data

Net assets, end of year (000’s)	$157,323	$192,805	$165,045	$153,264	$151,209

Portfolio turnover rate	9.30%	3.30%	6.32%	8.88%	9.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

Year Ended September 30,
2017[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.69

Income from investment operations[b]:

Net investment income[c]	0.05

Net realized and unrealized gains (losses)	(0.03)

Total from investment operations	0.02

Less distributions from net investment income	(0.05)

Net asset value, end of year	$11.66

Total return[d]	0.19%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.57%

Expenses net of waiver and payments by affiliates	0.51%

Net investment income	2.70%

Supplemental data

Net assets, end of year (000’s)	$5

Portfolio turnover rate	9.30%

aFor the period August 1, 2017 (effective date) to September 30, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

14	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended September 30,
	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.97	$11.78	$11.77	$11.43	$11.99

Income from investment operations[a]:

Net investment income[b]	0.31	0.32	0.33	0.34	0.34

Net realized and unrealized gains (losses)	(0.31)	0.18	0.01	0.34	(0.57)

Total from investment operations	—	0.50	0.34	0.68	(0.23)

Less distributions from net investment income	(0.31)	(0.31)	(0.33)	(0.34)	(0.33)

Net asset value, end of year.	$11.66	$11.97	$11.78	$11.77	$11.43

Total return	0.02%	4.31%	2.90%	6.07%	(1.97)%

Ratios to average net assets

Expenses	0.55%	0.55%	0.55%	0.56%	0.55%

Net investment income	2.66%	2.64%	2.81%	2.97%	2.87%

Supplemental data

Net assets, end of year (000’s)	$440,149	$425,166	$365,499	$313,114	$178,788

Portfolio turnover rate	9.30%	3.30%	6.32%	8.88%	9.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN NEW YORK TAX-FREE TRUST

Statement of Investments, September 30, 2017

Franklin New York Intermediate-Term Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.4%
New York 99.4%
Albany IDA Civic Facility Revenue, St. Peter’s Hospital Project, Series A, Pre-Refunded, 5.75%, 11/15/22	$4,090,000	$ 4,112,945
Allegany County GO,
Public Improvement, Refunding, BAM Insured, 5.00%, 9/15/24	1,135,000	1,358,152
Public Improvement, Refunding, BAM Insured, 5.00%, 9/15/26	1,245,000	1,478,213
Brookhaven GO,
Suffolk County, Public Improvement, Series B, 3.00%, 1/15/27	3,290,000	3,393,997
Suffolk County, Public Improvement, Series B, 3.00%, 1/15/28	4,420,000	4,544,069
Erie County IDA School Facility Revenue,
City School District of the City of Buffalo Project, Series A, Pre-Refunded, 5.00%, 5/01/20	8,345,000	8,867,564
City School District of the City of Buffalo Project, Series A, Pre-Refunded, 5.25%, 5/01/24	16,520,000	17,618,910
Grand Island CSD,
GO, Refunding, School District, 4.00%, 12/01/29	3,915,000	4,396,467
GO, School District, 4.00%, 12/01/30	3,650,000	4,079,860
Harrison GO,
Westchester County, Public Improvement, Refunding, 3.00%, 12/15/18	1,020,000	1,044,878
Westchester County, Public Improvement, Refunding, 4.00%, 12/15/20	1,110,000	1,210,200
Haverstraw-Stony Point CSD,
GO, Rockland and Orange Counties, School District, Refunding, 5.00%, 10/15/25	850,000	1,004,309
GO, Rockland and Orange Counties, School District, Refunding, AGMC Insured, 5.00%, 10/15/31	600,000	701,076
Long Island Power Authority Electric System Revenue,
General, Refunding, Series B, 5.00%, 9/01/26	5,000,000	5,766,550
General, Refunding, Series B, 5.00%, 9/01/31	4,000,000	4,759,120
Monroe County GO,
Public Improvement, Series A, Assured Guaranty, 4.50%, 6/01/20	2,855,000	2,995,437
Public Improvement, Series A, Assured Guaranty, 4.75%, 6/01/23	2,860,000	3,007,519
Monroe County IDA School Facility Revenue,
Rochester Schools Modernization Project, 5.00%, 5/01/26	5,000,000	5,836,750
Rochester Schools Modernization Project, 5.00%, 5/01/29	9,645,000	11,164,859
Rochester Schools Modernization Project, 5.00%, 5/01/29	1,175,000	1,398,943
Monroe County IDC Revenue,
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/25	5,445,000	6,378,709
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/27	6,220,000	7,279,266
MTA Dedicated Tax Fund Revenue,
Capital Appreciation, Refunding, Series A, zero cpn., 11/15/32	70,000,000	44,961,700
Refunding, Subseries B-3b, 5.00%, 11/15/30	3,000,000	3,637,950
MTA Revenue,
Transportation, Green Bonds, Refunding, Series A, Subseries A-1, 5.00%, 11/15/29	4,440,000	5,306,954
Transportation, Series A, AGMC Insured, 5.50%, 11/15/22	8,765,000	10,480,661
Transportation, Series A, AGMC Insured, 5.50%, 11/15/23	10,000,000	12,198,500
Transportation, Series B, NATL Insured, 5.25%, 11/15/20	11,250,000	12,643,200
Transportation, Series E, BAM Insured, 5.00%, 11/15/27	8,900,000	10,424,214
MTA Service Contract Revenue, Refunding, Series A, 5.75%, 7/01/18	1,310,000	1,357,016
Nassau County GO,
General Improvement, Series A, AGMC Insured, 4.25%, 4/01/26	10,540,000	11,355,058
General Improvement, Series C, 4.00%, 10/01/24	6,200,000	6,580,990
Series A, 4.25%, 12/01/23	5,615,000	6,062,740
Series B, 4.25%, 12/01/23	5,925,000	6,397,459
New York City GO,
Fiscal 2008, Series L, Subseries L-1, 5.00%, 4/01/23	10,000,000	10,196,300
Fiscal 2012, Series D, Subseries D-1, 5.00%, 10/01/24	5,000,000	5,709,450
Fiscal 2014, Refunding, Series K, 5.00%, 8/01/20	8,770,000	9,706,636

16	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City GO, (continued)
Fiscal 2015, Refunding, Series A, 5.00%, 8/01/26	$10,000,000	$ 11,933,600
Fiscal 2016, Refunding, Series A, 5.00%, 8/01/26	9,000,000	10,947,150
[a] Fiscal 2018, Series B, Subseries B-1, 5.25%, 10/01/33	5,195,000	6,399,824
New York City HDC, MFHR, Series C-1, 5.00%, 11/01/24	2,810,000	2,969,327
New York City Health and Hospitals Corp. Revenue, Health System, Refunding, Series A, 5.00%, 2/15/18	8,000,000	8,119,360
New York City IDAR, Capital Appreciation, Yankee Stadium Project, Pilot, Assured Guaranty, zero cpn., 3/01/21	10,150,000	9,522,425
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2012, Refunding, Series EE, 5.00%, 6/15/28	8,000,000	9,226,640
Second General Resolution, Fiscal 2012, Refunding, Series FF, 5.00%, 6/15/22	6,800,000	7,929,888
Second General Resolution, Fiscal 2014, Refunding, Series DD, 5.00%, 6/15/23	6,000,000	7,146,660
Second General Resolution, Fiscal 2015, Refunding, Series DD, 5.00%, 6/15/29	7,790,000	9,318,554
Second General Resolution, Fiscal 2015, Refunding, Series GG, 5.00%, 6/15/27	10,000,000	12,146,700
[a] Second General Resolution, Fiscal 2018, Refunding, Series BB, Subseries BB-2, 5.00%, 6/15/31	4,000,000	4,869,880
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2009, Series S-3, 5.00%, 1/15/22	11,865,000	12,466,911
Fiscal 2009, Series S-4, 5.00%, 1/15/20	1,000,000	1,050,730
Fiscal 2012, Series S-1, Subseries S-1A, 5.00%, 7/15/26	9,020,000	10,237,339
New York City Transitional Finance Authority Revenue,
Future Tax Secured, New York City Recovery, Fiscal 2003, Subseries 13, 5.00%, 11/01/22	6,800,000	7,977,556
Future Tax Secured, Subordinate, Fiscal 2010, Series A, Subseries A-1, Pre-Refunded, 5.00%, 5/01/22	10,000,000	10,626,200
Future Tax Secured, Subordinate, Fiscal 2011, Refunding, Series E, 4.50%, 11/01/19	10,000,000	10,709,300
Future Tax Secured, Subordinate, Fiscal 2012, Series E, Subseries E-1, 5.00%, 2/01/23	5,000,000	5,753,200
Future Tax Secured, Subordinate, Fiscal 2016, Series A, Subseries A-1, 5.00%, 8/01/28	5,000,000	6,025,450
Future Tax Secured, Subordinate, Fiscal 2017, Series A, Subseries A-1, 4.00%, 5/01/30	5,000,000	5,547,200
New York City Trust for Cultural Resources Revenue,
Lincoln Center for Performing Arts Inc., Refunding, Series A, 5.00%, 12/01/26	2,500,000	3,084,850
The Museum of Modern Art, Series One-A, ETM, 5.00%, 10/01/17	5,000,000	5,000,000
Whitney Museum of American Art, 5.00%, 7/01/21	9,760,000	10,916,658
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, Refunding, 5.00%, 11/15/25	2,250,000	2,738,295
New York State Dormitory Authority Revenues,
Memorial Sloan-Kettering Cancer Center, Series C, NATL Insured, 5.50%, 7/01/23	9,450,000	11,174,814
Non-State Supported Debt, Master Boces Program, Lease, Oneida Herkimer Madison, Refunding, 5.00%, 8/15/28	1,100,000	1,340,911
Non-State Supported Debt, Memorial Sloan-Kettering Cancer Center, Refunding, Series 1, 5.00%, 7/01/23	1,250,000	1,436,450
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Series A, 5.00%, 7/01/19	1,500,000	1,598,085
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Series A, 5.00%, 7/01/21	3,000,000	3,279,510
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.375%, 5/15/21	1,980,000	2,076,980
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.50%, 5/15/22	2,000,000	2,094,360
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.625%, 5/15/23	2,000,000	2,092,340
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.75%, 5/15/24	2,000,000	2,091,900

franklintempleton.com	Annual Report	17

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Series 1, 4.00%, 1/15/21	$13,510,000	$ 14,315,196
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Series 2, Subseries 2-2, 5.00%, 1/15/21	6,675,000	6,745,021
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/33	12,000,000	14,373,120
Non-State Supported Debt, New York University, Series A, Pre-Refunded, 5.00%, 7/01/23	7,400,000	7,909,194
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/27	6,000,000	7,106,820
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/19	5,000,000	5,298,450
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/20	11,695,000	12,408,278
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/19	1,250,000	1,334,200
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/21	3,000,000	3,391,410
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/26	1,000,000	1,181,450
Non-State Supported Debt, Rochester Institute of Technology, Refunding, 5.00%, 7/01/24	2,750,000	3,148,392
Non-State Supported Debt, Rochester Institute of Technology, Refunding, 4.00%, 7/01/26	4,000,000	4,343,280
Non-State Supported Debt, School Districts, Financing Program, Series A, 5.00%, 10/01/24	7,055,000	8,044,182
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%, 10/01/18	7,495,000	7,789,404
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%, 10/01/19	4,000,000	4,307,720
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%, 10/01/23	14,280,000	15,857,940
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%, 10/01/23	6,425,000	7,416,120
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, 5.00%, 10/01/24	430,000	461,665
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/24	4,570,000	4,932,904
Non-State Supported Debt, School Districts, Financing Program, Series C, Assured Guaranty, Pre-Refunded, 7.25%, 10/01/28	7,615,000	8,087,891
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/29	1,000,000	1,219,820
Non-State Supported Debt, Student Housing Corp., NATL Insured, 5.25%, 7/01/22	1,250,000	1,397,500
Non-State Supported Debt, Upstate Community Colleges, Refunding, Series B, NATL Insured, 5.50%, 7/01/22	10,000,000	11,764,700
Non-State Supported Debt, Wyckoff Heights Medical Center, Refunding, 5.00%, 2/15/21	1,000,000	1,118,320
Secondarily Insured, City University, Consolidated Fifth General Resolution, Refunding, Series B, BHAC Insured, 5.00%, 7/01/21	10,160,000	10,461,244
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A, NATL Insured, 5.50%, 7/01/22	9,240,000	10,930,920
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, 5.00%, 2/15/19	440,000	455,457
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, 5.00%, 2/15/20	280,000	289,663
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, 5.00%, 2/15/21	440,000	455,145
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, Pre-Refunded, 5.00%, 2/15/19	5,030,000	5,207,560

18	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, Pre-Refunded, 5.00%, 2/15/20	$3,220,000	$ 3,333,666
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, Pre-Refunded, 5.00%, 2/15/21	5,035,000	5,212,736
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/26.	8,000,000	9,236,560
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, NATL Insured, 5.50%, 5/15/21	7,000,000	8,043,350
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, NATL Insured, 5.50%, 5/15/24	7,790,000	9,580,220
New York State Dormitory Authority Sales Tax Revenue,
Refunding, Series A, 5.00%, 3/15/25	12,000,000	14,665,920
Series A, 5.00%, 3/15/32	7,000,000	8,395,520
Series B, 5.00%, 3/15/29	15,000,000	18,120,750
New York State Dormitory Authority State Personal Income Tax Revenue,
General Purpose, Refunding, Series A, 5.00%, 2/15/25	8,000,000	9,559,840
General Purpose, Refunding, Series A, 4.00%, 2/15/33	10,000,000	10,853,600
Refunding, Series A, 5.00%, 2/15/21	7,105,000	7,750,489
Series A, Pre-Refunded, 5.00%, 2/15/21	30,000	32,734
New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue, Revolving Funds, New York City Municipal Water Finance Authority Projects, Second Resolution, Subordinated, Refunding, Series A, 5.00%, 6/15/22	5,600,000	6,538,840
New York State Environmental Facilities Corp. State Personal Income Tax Revenue,
Series A, 5.00%, 12/15/21	15,000	15,723
Series A, Pre-Refunded, 5.00%, 12/15/21	1,100,000	1,152,877
New York State GO,
Series A, 5.00%, 3/01/26	5,000,000	5,914,750
Series A, 5.00%, 3/15/26	5,195,000	6,377,590
Series E, 3.25%, 12/15/26	10,520,000	11,059,992
New York State Local Government Assistance Corp. Revenue,
Refunding, Series E, FGIC Insured, 5.00%, 4/01/21	7,815,000	8,540,857
senior lien, Refunding, Series B-C/D, 5.00%, 4/01/20	5,000,000	5,298,250
New York State Municipal Bond Bank Agency Revenue,
Series C, Sub-Series C1, Assured Guaranty, 5.00%, 2/15/20	5,705,000	6,206,469
Series C, Sub-Series C1, Assured Guaranty, 5.00%, 2/15/21	5,790,000	6,310,347
Series C, Sub-Series C1, Assured Guaranty, 5.00%, 2/15/22	4,615,000	5,026,335
New York State Thruway Authority General Revenue,
Refunding, Series K, 5.00%, 1/01/28	10,000,000	11,835,900
Refunding, Series K, 5.00%, 1/01/29	10,000,000	11,806,500
Series I, 5.00%, 1/01/25	5,000,000	5,710,250
New York State Thruway Authority Revenue,
Local Highway and Bridge Service Contract, Refunding, 5.00%, 4/01/20	5,000,000	5,397,050
Second General Highway and Bridge Trust Fund, Series B, Pre-Refunded, 5.00%, 4/01/18	5,000,000	5,000,000
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
Series A, 5.00%, 4/01/23	5,000,000	5,474,600
Series B, 5.00%, 4/01/21	5,000,000	5,298,250
New York State Thruway Authority State Personal Income Tax Revenue,
Transportation, Series A, 5.00%, 3/15/26	5,000,000	5,629,350
Transportation, Series A, Pre-Refunded, 5.00%, 3/15/21	10,000,000	10,584,800

franklintempleton.com	Annual Report	19

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Urban Development Corp. Revenue,
Empire State Development Corp., Service Contract, Refunding, Series A, Subseries A-2, 5.00%, 1/01/22	$7,650,000	$ 8,311,266
Empire State Development Corp., Service Contract, Refunding, Series C, 5.00%, 1/01/22	7,410,000	7,628,595
Refunding, Series D, Assured Guaranty, 5.50%, 1/01/19	10,000,000	10,556,300
State Personal Income Tax, Economic Development and Housing, Series A-1, Pre-Refunded, 5.00%, 12/15/22	1,500,000	1,572,105
State Personal Income Tax, Economic Development and Housing, Series A-1, Pre-Refunded, 5.00%, 12/15/23	2,500,000	2,620,175
State Personal Income Tax, General Purpose, Refunding, Series A, 5.00%, 3/15/30	10,000,000	12,148,800
State Personal Income Tax, General Purpose, Series E, 5.00%, 3/15/22	5,000,000	5,778,600
Niagara Falls Bridge Commission Toll Revenue, Bridge System, Series A, Assured Guaranty, 4.00%, 10/01/19	8,740,000	8,979,826
Niagara Falls Public Water Authority Water and Sewer System Revenue, Series A, BAM Insured, 5.00%, 7/15/29	7,060,000	8,065,909
Port Authority of New York and New Jersey Revenue,
Consolidated, Refunding, One Hundred Eighty-Fourth Series, 5.00%, 9/01/25	2,655,000	3,191,363
Consolidated, Refunding, One Hundred Eighty-Fourth Series, 5.00%, 9/01/28	3,250,000	3,883,295
Consolidated, Refunding, One Hundred Ninety-Fourth Series, 5.00%, 10/15/28	9,085,000	10,985,855
Sachem CSD Holbrook GO, Refunding, 4.00%, 10/15/27	3,425,000	3,846,035
Sales Tax Asset Receivable Corp. Revenue, Sales Tax Asset, Fiscal 2015, Refunding, Series A, 5.00%, 10/15/25	5,000,000	6,111,650
Suffolk County EDC Revenue,
Catholic Health Services, Long Island Obligated Group Project, Pre-Refunded, 5.00%, 7/01/28	1,755,000	1,994,979
Catholic Health Services, Long Island Obligated Group Project, Refunding, 5.00%, 7/01/28	10,245,000	11,239,380
Suffolk County GO,
Refunding, AGMC Insured, 5.00%, 2/01/23	5,045,000	5,889,483
Refunding, Series A, 5.00%, 4/01/19	3,435,000	3,627,772
Refunding, Series A, 5.00%, 4/01/20	2,240,000	2,356,458
Syracuse GO, Public Improvement, Refunding, Series B, Assured Guaranty, 4.00%, 4/15/18	1,050,000	1,066,432
Triborough Bridge and Tunnel Authority Revenue,
MTA Bridges and Tunnels, Capital Appreciation, Refunding, Series A, zero cpn., 11/15/31	5,000,000	3,302,400
MTA Bridges and Tunnels, Capital Appreciation, Subordinate, Refunding, Series A, zero cpn., 11/15/30	14,175,000	9,754,243
MTA Bridges and Tunnels, General, Refunding, Series A, 5.00%, 1/01/27	10,000,000	11,469,400
MTA Bridges and Tunnels, General, Refunding, Series A, 5.00%, 11/15/28	8,200,000	9,964,312
MTA Bridges and Tunnels, General, Refunding, Series B, 5.00%, 11/15/28	4,000,000	5,067,480
MTA Bridges and Tunnels, General, Series B-3, 5.00%, 11/15/34	3,480,000	4,143,601
MTA Bridges and Tunnels, Subordinate, Refunding, Series A, BAM Insured, 5.00%, 11/15/24	10,710,000	12,671,001
Ulster County GO,
Public Improvement, Refunding, 5.00%, 11/15/24	2,600,000	2,979,860
Public Improvement, Refunding, 5.00%, 11/15/28	2,995,000	3,423,525
Utility Debt Securitization Authority Revenue,
Restructuring, Refunding, 5.00%, 12/15/23	1,700,000	1,959,267
Restructuring, Refunding, 5.00%, 6/15/24	1,625,000	1,896,619
Restructuring, Refunding, Series A, 5.00%, 12/15/26	5,000,000	6,083,350
Yonkers GO, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/24	1,000,000	1,146,510
Total Municipal Bonds before Short Term Investments (Cost $1,034,040,491)		1,088,698,595

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FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Short Term Investments 0.6%
Municipal Bonds 0.6%
New York 0.6%
[b] New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2014, Refunding, Series AA, Subseries AA-4, SPA Bank of Montreal, Daily VRDN and Put, 0.95%, 6/15/49	$3,800,000	$3,800,000
Second General Resolution, Fiscal 2014, Refunding, Series AA-3, SPA Toronto Dominion Bank, Daily VRDN and Put, 0.93%, 6/15/49	2,100,000	2,100,000
[b] New York City Transitional Finance Authority Revenue, Future Tax Secured, Subordinate, Fiscal 2013, Series C, Subseries C-4, SPA JPMorgan Chase Bank, Daily VRDN and Put, 0.97%, 11/01/36	300,000	300,000

Total Short Term Investments (Cost $6,200,000)		6,200,000

Total Investments (Cost $1,040,240,491) 100.0%		1,094,898,595
Other Assets, less Liabilities (0.0)%†		(58,040)

Net Assets 100.0%		$1,094,840,555

See Abbreviations on page 32.

†Rounds to less than 0.1% of net assets.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN NEW YORK TAX-FREE TRUST

Financial Statements

Statement of Assets and Liabilities

September 30, 2017

Franklin New York Intermediate-Term Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,040,240,491

Value - Unaffiliated issuers	$1,094,898,595
Cash	37,707
Receivables:
Capital shares sold	782,937
Interest	13,263,660
Other assets	422

Total assets	1,108,983,321

Liabilities:
Payables:
Investment securities purchased	11,329,570
Capital shares redeemed	1,699,083
Management fees	431,044
Distribution fees	253,752
Transfer agent fees	7,013
Distributions to shareholders	333,557
Accrued expenses and other liabilities	88,747

Total liabilities	14,142,766

Net assets, at value	$1,094,840,555

Net assets consist of:
Paid-in capital	$1,049,800,708
Undistributed net investment income	1,029,036
Net unrealized appreciation (depreciation)	54,658,104
Accumulated net realized gain (loss)	(10,647,293)

Net assets, at value	$1,094,840,555

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FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities  (continued)

September 30, 2017

Franklin New York Intermediate-Term Tax-Free Income Fund

Class A:
Net assets, at value	$497,363,167

Shares outstanding	42,768,477

Net asset value per share[a]	$11.63

Maximum offering price per share (net asset value per share ÷ 97.75%)	$11.90

Class C:
Net assets, at value	$157,322,994

Shares outstanding	13,483,711

Net asset value and maximum offering price per share[a]	$11.67

Class R6:
Net assets, at value	$ 4,988

Shares outstanding	428

Net asset value and maximum offering price per share[b]	$11.66

Advisor Class:
Net assets, at value	$440,149,406

Shares outstanding	37,744,295

Net asset value and maximum offering price per share	$11.66

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

bNet asset value and maximum offering price may not recalculate due to rounding of net assets and/or shares outstanding.

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FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended September 30, 2017

Franklin New York Intermediate-Term Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$35,800,721

Expenses:
Management fees (Note 3a)	5,244,594
Distribution fees: (Note 3c)
Class A	524,057
Class C	1,116,135
Transfer agent fees: (Note 3e)
Class A	261,642
Class C	85,997
Class R6	54
Advisor Class	208,629
Custodian fees	9,434
Reports to shareholders	48,038
Registration and filing fees	50,431
Professional fees	52,306
Trustees’ fees and expenses	43,143
Other	75,634

Total expenses	7,720,094
Expenses waived/paid by affiliates (Note 3f)	(54)

Net expenses	7,720,040

Net investment income	28,080,681

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(3,971,742)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(27,837,576)

Net realized and unrealized gain (loss)	(31,809,318)

Net increase (decrease) in net assets resulting from operations	$(3,728,637)

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FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin New York Intermediate-Term Tax-Free Income Fund

	Year Ended September 30,
	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income	$28,080,681	$28,153,523
Net realized gain (loss)	(3,971,742)	(133,682)
Net change in unrealized appreciation (depreciation)	(27,837,576)	17,474,762

Net increase (decrease) in net assets resulting from operations	(3,728,637)	45,494,603

Distributions to shareholders from:
Net investment income:
Class A	(13,394,723)	(14,171,470)
Class C	(3,421,658)	(3,579,018)
Class R6	(22)	—
Advisor Class	(11,050,250)	(10,398,039)

Total distributions to shareholders	(27,866,653)	(28,148,527)

Capital share transactions: (Note 2)
Class A	(62,241,187)	31,192,555
Class C	(30,297,212)	25,076,128
Class R6	5,000	—
Advisor Class	26,093,798	53,633,964

Total capital share transactions	(66,439,601)	109,902,647

Net increase (decrease) in net assets	(98,034,891)	127,248,723
Net assets:
Beginning of year	1,192,875,446	1,065,626,723

End of year	$1,094,840,555	$1,192,875,446

Undistributed net investment income included in net assets:
End of year	$1,029,036	$815,090

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FRANKLIN NEW YORK TAX-FREE TRUST

Notes to Financial Statements

Franklin New York Intermediate-Term Tax-Free Income Fund

1. Organization and Significant Accounting Policies

Franklin New York Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin New York Intermediate-Term Tax-Free Income Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Fund began offering a new class of shares, Class R6.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund  (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund  (continued)

2. Shares of Beneficial Interest

At September 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended September 30,
	2017		2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	5,107,402	$59,111,925	8,162,389	$97,122,322
Shares issued in reinvestment of distributions	1,051,089	12,176,250	1,078,873	12,847,441
Shares redeemed	(11,546,379)	(133,529,362)	(6,620,286)	(78,777,208)

Net increase (decrease)	(5,387,888)	$(62,241,187)	2,620,976	$31,192,555

Class C Shares:

Shares sold	1,382,539	$16,063,719	3,721,690	$44,444,704
Shares issued in reinvestment of distributions	241,142	2,802,474	239,954	2,866,582
Shares redeemed	(4,240,027)	(49,163,405)	(1,863,877)	(22,235,158)

Net increase (decrease)	(2,616,346)	$(30,297,212)	2,097,767	$25,076,128

Class R6 Shares[a]:

Shares sold	428	$5,000

Advisor Class Shares:

Shares sold	11,119,828	$129,047,522	9,588,817	$114,482,690
Shares issued in reinvestment of distributions	775,245	9,008,079	708,104	8,456,946
Shares redeemed	(9,670,547)	(111,961,803)	(5,805,208)	(69,305,672)

Net increase (decrease)	2,224,526	$26,093,798	4,491,713	$53,633,964

[a]For	the period August 1, 2017 (effective date) to September 30, 2017.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officer and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund  (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended September 30, 2017, the effective investment management fee rate was 0.470% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$44,243
CDSC retained	$39,769

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FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund  (continued)

3.  Transactions with Affiliates  (continued)

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended September 30, 2017, the Fund paid transfer agent fees of $556,322, of which $140,236 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01%. Investor Services may discontinue this waiver in the future.

g.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended September 30, 2017, these purchase and sale transactions aggregated $19,600,000 and $29,700,000, respectively.

4.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2017, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$1,069,047
Capital loss carryforwards not subject to expiration:
Short term	9,092,981
Long term	485,266

Total capital loss carryforwards	$10,647,294

On September 30, 2017, the Fund had expired capital loss carryforwards of $1,199,413, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from tax exempt income	$27,866,653	$28,148,527

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NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund  (continued)

At September 30, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$1,039,961,054

Unrealized appreciation	$55,795,521
Unrealized depreciation	(857,980)

Net unrealized appreciation (depreciation)	$54,937,541

Distributable earnings - undistributed tax exempt income	$1,083,154

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts.

5.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2017, aggregated $102,798,471 and $151,761,091, respectively.

6.  Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within New York. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended September 30, 2017, the Fund did not use the Global Credit Facility.

8.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund  (continued)

8. Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At September 30, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

9.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CSD	Central School District
EDC	Economic Development Corp.
ETM	Escrow to Maturity
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
HDC	Housing Development Corp.
IDA	Industrial Development Authority/Agency
IDAR	Industrial Development Authority Revenue
IDC	Industrial Development Corp.
MFHR	Multi-Family Housing Revenue
MTA	Metropolitan Transit Authority
NATL	National Public Financial Guarantee Corp.
SPA	Standby Purchase Agreement

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FRANKLIN NEW YORK TAX-FREE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin New York Tax-Free Trust and Shareholders of the Franklin New York Intermediate-Term Tax-Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin New York Intermediate-Term Tax-Free Income Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

November 15, 2017

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FRANKLIN NEW YORK TAX-FREE TRUST

Tax Information (unaudited)

Franklin New York Intermediate-Term Tax-Free Income Fund

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended September 30, 2017. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2018, shareholders will be notified of amounts for use in preparing their 2017 income tax returns.

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FRANKLIN NEW YORK TAX-FREE TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	140	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	134	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) August 2017- present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	140	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members  (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacture of automobiles and commercial vehicles) (April 2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	114	None
Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing)(2002-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	156	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director, and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	140	None
Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers  (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers  (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers  (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of

Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin New York Intermediate-Term Tax-Free Income Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	153 A 11/17

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $35,634 for the fiscal year ended September 30, 2017 and $35,936 for the fiscal year ended September 30, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended September 30, 2017 and $539,168 for the fiscal year ended September 30, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, review of system processes related to fixed income securities, and benchmarking services in connection with the 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $14,000 for the fiscal year ended September 30, 2017 and $539,168 for the fiscal year ended September 30, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independ.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date November 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date November 27, 2017

By	/s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer

Date November 27, 2017